FIRST AMENDMENT TO NET LEASE AGREEMENT


     THIS AMENDMENT TO NET LEASE AGREEMENT, made and entered into effective as of the 20th day of June, 2005, by and between AEI Income & Growth Fund 25 LLC ("Fund 25"), whose corporate managing member is AEI Fund Management XXI, Inc., whose address is 1300 Wells Fargo Place, 30 East Seventh Street, St. Paul, Minnesota 55101 ("Lessor")(fax #651 227 7705), and Kona Restaurant Group,
Inc., a Delaware corporation, whose address is 7500 Rialto Boulevard, Suite 250, Austin, TX 78735 ("Lessee") (fax # 512 691
8201);

                          WITNESSETH:

     WHEREAS, Lessor is the fee owner of a certain parcel of real property and improvements located at Pueblo, Colorado, and legally described in Exhibit "A", which is attached hereto and incorporated herein by reference; and

       WHEREAS, Lessee has constructed the building and improvements (together the "Building") on the real property described in Exhibit "A", which Building is described in the plans and specifications heretofore submitted to Lessor; and

     WHEREAS, Lessee and Lessor have entered into that certain Net Lease Agreement dated November 2, 2004 (the "Lease") providing for the lease of said real property and Building (said real property and Building hereinafter referred to as the "Leased Premises"), from Lessor upon the terms and conditions therein provided in the Lease;

     NOW, THEREFORE, in consideration of the Rents, terms, covenants, conditions, and agreements hereinafter described to be paid, kept, and performed by Lessee, including the completion of the Building and other improvements constituting the Leased Premises, Lessee and Lessor do hereby agree to amend the Lease as follows:

1. Article 2(A) and (B) of the Lease shall henceforth read as follows:

ARTICLE 2.     TERM

     (A) The term of this Lease ("Term") shall be the period commencing November 2, 2004, ("Occupancy Date") through the contemplated initial term hereof ending on June 30, 2022.

   (B) The first full Lease Year shall commence on the date of this First Amendment and continue through June 30, 2006. Each
Lease Year after the first Lease Year shall be a successive period of twelve (12) calendar months.




2.   Article 4(A) of the Lease shall henceforth read as follows:

ARTICLE 4.  RENT PAYMENTS

     (A)  Annual Rent Payable for the first and second Lease
     Year: Lessee shall pay to Lessor Fund 25 an annual Base Rent of $182,663.10, which amount shall be payable in advance on the first day of each month in equal monthly installments of $15,221.93 to Lessor Fund 25. If the first day of the Lease Term is not the first day of a calendar month, then the monthly Rent payable for that partial month shall be a prorated portion of the equal monthly installment of Base Rent.

3. Article 35 is hereby deleted in its entirety; Lessor and Lessee agree that the referenced Development Financing Agreement is terminated in accordance with its terms.

4. Lessee has accepted delivery of the Leased Premises and has entered into occupancy thereof;

5. Lessee has fully inspected the Premises and found the same to be as required by the Lease, in good order and repair, and all conditions under the Lease to be performed by the Lessor have been satisfied;

6. As of this date, the Lessor is not in default under any of the terms, conditions, provisions or agreements of the Lease and the undersigned has no offsets, claims or defenses against the Lessor with respect to the Lease.

7. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

8.   Exhibit  B  to  the  Lease  shall  be  as  attached  hereto, reflecting  personalty  on  the  Leased  Premises  owned  by
     Lessor.   All other terms and conditions of the Lease  shall
     remain in full force and effect.

IN WITNESS WHEREOF, Lessor and Lessee have respectively signed and sealed this Lease as of the day and year first above written.


                  LESSEE:  Kona Restaurant Group, Inc.,

                           By:/s/ Sheri Strehle

                            Its: Secretary


                  LESSOR:  AEI INCOME & GROWTH FUND 25 LLC

                  By: AEI FUND MANAGEMENT XXI, INC., a  Minnesota corporation

                  By:/s/ Robert P Johnson
                         Robert P. Johnson, President







                              EXHIBIT "A'

                              Property

Parcel 1:

Parcel B, Rearrangement of Property Boundaries, according to the recorded plat thereof, filed for record August 31, 2004 at Reception No. 1582518 in the records of the Pueblo County Clerk and Recorder being more particularly described as follows:

All of Lot 4 and the Southerly ten feet of Lot 5, Pueblo Crossing Filing No. 1, according to the recorded plat thereof, filed for record December 18, 2003 at Reception No. 1542506, in the records of the Pueblo County Clerk and Recorder being more particularly described as follows:

COMMENCING at the NW corner of said Lot 5; thence S 14 40' 02" E (bearings based on the South line of Lot 4, Pueblo Crossing Filing No. 4, monumented at each end with a No. 4 rebar with a yellow plastic cap P.L.S. No. 16128, to bear S 75 19' 58" W, as established on the recorded plat thereof filed for record December 18, 2003 at Reception NO. 1542506, in the records of the Pueblo County Clerk and Recorder) along the Westerly line of said Lot 5, a distance of 239.00 feet to the true POINT OF BEGINNING; thence N 75 19' 58" E, a distance of 350.00 feet to a point on the East line of said Lot 5; thence S 14 40' 02" E, along the East line of said Lots 5 and 4, a distance 262.00 feet to the SE corner of said Lot 4; thence S 75 19'
  58" W, along the South line of said Lot 4, a distance of 350.00 feet, to the SW corner of said Lot 4; thence N 14 40' 02" W, along the West line of said Lots 4 and 5, a distance of 262.00 feet to the POINT OF BEGINNING.

Parcel 2:

Non-exclusive  easements  as created in  Operation  and  Easement
Agreement between Kohl's Department Stores, Inc. and Orix MK Pueblo Crossing Venture recorded December 22, 1003 at Reception No. 1542930, as supplemented by the Supplemental Agreement to Operating and Easement Agreement recorded June 17, 2004 at Reception No. 1570926, First Amendment to Operation and Easement Agreement recorded August 25, 2004 at Reception No. 1581803.